Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

FOURTH AMENDMENT TO COLLABORATION AGREEMENT

This Fourth Amendment (the “Fourth Amendment”) to the Agreement (as defined below), is entered into as of October 9, 2018 (the “Amendment Effective Date”), by and between Surface Oncology, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Surface”), and Novartis Institutes for BioMedical Research, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Novartis”).

WHEREAS, Surface and Novartis are parties to that certain Collaboration Agreement dated January 9, 2016, as amended by that certain First Amendment to Collaboration Agreement dated May 6, 2016, that certain Second Amendment to Collaboration Agreement dated July 14, 2017 and that certain Third Amendment to Collaboration Agreement dated September 18, 2017 (the “Agreement”);

WHEREAS, Surface has entered into that certain Amended and Restated Development and Option Agreement with Adimab, LLC, dated as of October 4, 2018 (the “A&R Adimab Agreement”);

WHEREAS, Surface and Novartis desire to clarify the Parties’ respective rights and responsibilities relating to the A&R Adimab Agreement and diagnostic products; and

WHEREAS, Surface and Novartis desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants herein, the receipt and sufficiency of which are hereby acknowledged, Surface and Novartis hereby agree as follows:

1.

Novartis hereby acknowledges and agrees that Surface was entitled to enter into the A&R Adimab Agreement in accordance with Section 12.4.3, and all references to the “Adimab Agreement” in the Agreement will refer to the A&R Adimab Agreement, as such agreement may be amended, restated or otherwise replaced from time to time to the extent permitted under Section 12.4.3 of the Agreement.

2.	Section 9.5.1.1 of the Agreement is hereby amended by appending the following to the end thereof:

“For each Licensed Target, Surface acknowledges and agrees that Novartis shall not owe any (a) payments to Surface under this Agreement or (b) Third Party Payments to Surface or Adimab under the Adimab Agreement, in each case ((a)-(b)) with respect to the Research, Development, Manufacture or Commercialization of any Adimab Diagnostic Product (as defined in the Adimab Agreement) for such Licensed Target solely for the purposes of Research, Development or Commercialization of therapeutic or prophylactic Licensed Products that Specifically Binds to such Licensed Target in accordance with the terms and conditions of this Agreement.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.

Section 9.5.2 of the Agreement is hereby amended by appending the following to the end thereof: “Novartis hereby acknowledges and agrees that Surface has not granted to Novartis any licenses or rights under the Surface Technology to Research, Develop, Manufacture or Commercialize any Adimab Diagnostic Product (as defined in the Adimab Agreement) for a Licensed Target other than solely for the purposes of Research, Development or Commercialization of therapeutic or prophylactic Licensed Products that Specifically Binds to such Licensed Target in accordance with the terms and conditions of this Agreement.”

4.	Section 12.5.1.4 of the Agreement is hereby amended by appending the following to the end thereof:

“[***].”

5.	Except as expressly set forth in this Fourth Amendment, all provisions of the Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, Surface and Novartis have caused this Fourth Amendment to be executed by their respective authorized representatives as of the Amendment Effective Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.		SURFACE ONCOLOGY, INC.

BY:	/s/ Scott Brown	BY:	/s/ J. Jeffrey Goater
NAME:	Scott Brown	NAME:	Jeff Goater
TITLE:	General Counsel and Chief Administrative Officer, NIBR	TITLE:	CEO

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